UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

MORGAN STANLEY INSTITUTIONAL FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐

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MORGAN STANLEY INSTITUTIONAL FUND, INC.
on behalf of its
MULTI-ASSET PORTFOLIO
c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF THE MULTI-ASSET PORTFOLIO

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders of the Multi-Asset Portfolio (the “Portfolio”) of Morgan Stanley Institutional Fund, Inc. (the “Fund”) will be held on January 23, 2013 at 4:00 p.m., at the offices of Morgan Stanley Investment Management Inc., Conference Room 3D, 3rd Floor, 522 Fifth Avenue, New York, New York 10036.

The Meeting is being held for the following purpose:

1.             To change the Portfolio from a diversified fund to a non-diversified fund.

2.             To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

Only holders of record of shares of the Portfolio as of the close of business on December 26, 2012, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting of the Portfolio or any adjournments thereof.

Mary E. Mullin

Secretary

Dated: January [            ], 2013

If you do not expect to attend the Meeting for the Portfolio, please sign and promptly return the enclosed Proxy Card in the enclosed self-addressed envelope. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your Proxy Card promptly.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
on behalf of its
MULTI-ASSET PORTFOLIO
c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
OF THE MULTI-ASSET PORTFOLIO
TO BE HELD
JANUARY 23, 2013

This proxy statement is furnished by the Board of Directors (the “Board,” the directors of which are referred to as the “Directors”) of Morgan Stanley Institutional Fund, Inc. (the “Fund”) in connection with the solicitation of Proxies by the Board for use at the Special Meeting of Shareholders of the Multi-Asset Portfolio (the “Portfolio”) to be held on January 23, 2013 (the “Meeting”), at the principal executive office of the investment adviser for the Fund, Morgan Stanley Investment Management Inc. (the “Adviser”), Conference Room 3D, 3rd Floor, 522 Fifth Avenue, New York, New York 10036.  It is expected that the Notice of Special Meeting, Proxy Statement and Proxy Card will first be mailed to holders of stock of the Portfolio (each a “Shareholder” and collectively, the “Shareholders”) on or about January [             ], 2013. The purpose of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders of the Portfolio.

If the accompanying Proxy for the Portfolio is properly executed and returned in time, the proxies named therein will vote the common shares with respect to the Portfolio (collectively, the “Shares”) represented by it in accordance with the instructions marked thereon. Unmarked proxies submitted by Shareholders will be voted FOR Proposal 1. A Proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated Proxy to the Secretary of the Fund (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a Proxy. In order to revoke a Proxy in person, Shareholders must submit a subsequent Proxy. Shareholders whose Shares are held in street name by a broker of record and who wish to vote in person at the Meeting must obtain a legal proxy from their broker and present it at the Meeting to the inspector of elections.

The Board has fixed the close of business on December 26, 2012 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. Each full share will be entitled to vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of the record date, the Portfolio had [            ] Shares outstanding and entitled to vote.

The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by the Adviser. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, or otherwise through officers of the Fund or officers and regular employees of the Adviser, Morgan Stanley & Co. LLC (“Morgan Stanley & Co.”) and/or Morgan Stanley Smith Barney LLC, without special compensation therefor.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 2011 and its semi-annual report for the fiscal period ended June 30, 2012 to any Shareholder of the Portfolio requesting such reports. Requests for the Fund’s annual and/or semi-annual reports should be made in writing to the Fund at Morgan Stanley Services Company Inc., P.O. Box 219886, Kansas City, MO 641219885, by calling toll-free (800) 548-7786 or by visiting the Adviser’s Internet website at www.morganstanley.com/im.

The Adviser also serves as the Fund’s administrator. State Street Bank and Trust Company serves as sub-administrator to the Fund. The business address of State Street Bank and Trust Company is One Lincoln Street, Boston, MA 02111-2101.

The Board of Directors of the Fund recommends that you vote “FOR” Proposal No. 1.

TO CHANGE THE PORTFOLIO FROM A DIVERSIFIED FUND TO
A NON-DIVERSIFIED FUND
(Proposal No. 1)

The Board of Directors, including all the Independent Directors, has approved, and recommends that Shareholders of the Portfolio approve, changing the Portfolio from a diversified fund to a non-diversified fund.

A “diversified fund,” pursuant to Section 5(b)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”), must have 75% of its total assets represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the fund’s total assets and not more than 10% of any class of the outstanding voting securities of such issuer. In effect, the aggregated total of single-issuer positions of 5% or more cannot exceed 25% of the Portfolio’s assets. Conversely, the 1940 Act defines a “non-diversified fund” as a fund other than a diversified fund, and therefore places no limits on a non-diversified fund pursuant to this classification.  The Portfolio was registered with the Securities and Exchange Commission (the “SEC”) as a diversified fund and currently operates as such.

The 1940 Act diversification requirements are separate and apart from the diversification requirements that the Portfolio complies with in order to qualify for special tax treatment as set forth in Subchapter M of the Internal Revenue Code. This Proposal does not in any way affect the Portfolio’s intent to comply with the diversification requirements of Subchapter M.

The Adviser believes that changing the Portfolio from a diversified fund to a non-diversified fund would give the Adviser greater flexibility in implementing the Portfolio’s investment strategies.  The Adviser’s investment approach  seeks to allocate the Portfolio’s assets opportunistically to uncorrelated themes and securities that  may, from time-to-time, result in exposures greater than 5% in single issuers. Because the change in the Portfolio’s diversification status would enable the Adviser to invest larger percentages of the Portfolio’s assets in the securities of a single issuer, the Adviser would be able to take more meaningful positions in securities that the Adviser believes may enhance the Portfolio’s performance.

As a non-diversified fund, the percentage of the Portfolio’s assets invested in any single issuer would not be limited by the 1940 Act, but would remain subject to Subchapter M’s broader diversification requirements. Investing a larger percentage of the Portfolio’s assets in any one issuer could increase the Portfolio’s risk of loss and make its share price more volatile because the value of its shares would be more susceptible to adverse events affecting that issuer. If the Adviser takes a larger position in an issuer that subsequently has an adverse return, the Portfolio may have a greater loss than it would have had if the Adviser had diversified the Portfolio’s investments consistent with Section 5(b)(1) of the 1940 Act. While the change to a “non-diversified” classification may allow for the potential for greater risk taking by the Portfolio, the portfolio management team currently intends to manage the Portfolio using the same risk and volatility guidelines it has used managing the Portfolio while it has been classified as a diversified portfolio.

If Shareholders approve this proposal, the Portfolio may operate as a non-diversified fund or, in the Adviser’s discretion, it may not, subject to the best interests of the Portfolio and its Shareholders. However, if the Adviser does not operate the Portfolio in a non-diversified manner within three consecutive years following shareholder approval, the1940 Act rules will require the Portfolio to be re-classified as a diversified fund.  This would require the Portfolio again to seek shareholder approval to operate as non-diversified.

At meetings held on December 5, 2012, the Board unanimously approved the submission of this Proposal to Shareholders for their approval.

Vote Required and Board Recommendation

Approval of this Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Portfolio entitled to vote thereon. Under the 1940 Act, this means the affirmative vote of the lesser of (a) 67% or more of the voting shares present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares of the Portfolio. The Board of Directors of the Fund recommends that you vote “FOR” Proposal 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of December 26, 2012, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of the Portfolio.

Percentage of
Shareholder	Outstanding Shares
Class I
[ ]	[ ]
Class P
[ ]	[ ]
Class H
[ ]	[ ]
Class L
[ ]	[ ]

[As of December 26, 2012, the aggregate number of Shares of the Portfolio owned by the Fund’s officers and Trustees as a group was less than 1% of the Portfolio’s outstanding Shares.]

Due to its ownership listed in the table above, the Adviser or its affiliates “controls” the Portfolio as that term is defined under the 1940 Act.  As a result of this ownership and control, the vote of the Adviser will have a determinative effect on the results of the vote at the Meeting.  The Adviser has informed the Fund that it presently intends to vote its shares of the Portfolio in favor of the recommendation of the Board.

ADDITIONAL INFORMATION

General

The holders of one-third of the Shares issued and outstanding and entitled to vote of the Portfolio, present in person or represented by proxy, will constitute a quorum at the Meeting. In the absence of a quorum, the Shareholders present or represented by proxy and entitled to vote thereat shall have the power to adjourn the Meeting from time to time. Where an adjournment is proposed because the necessary quorum to transact business is not obtained at the Meeting, the persons named as Proxies will vote in favor of such adjournment provided that such persons named as Proxies determine that such adjournment and additional solicitation is reasonable and in the interests of Shareholders based on all relevant factors, including the nature of the proposal, the percentage of Shareholders present, the nature of the proposed solicitation activities and the nature of the reasons for the further solicitation. The Shareholders present in person or represented by proxy at any meeting and entitled to vote thereat also shall have the power to adjourn the Meeting from time to time if the vote required to approve or reject the Proposal is not obtained (with Proxies being voted for or against adjournment consistent with the votes for and against the Proposal). The affirmative vote of the holders of a majority of the Shares then present in person or represented by proxy shall be required to adjourn the Meeting. Abstentions will not be voted either for or against any such adjournment.  Additionally, in the event the necessary quorum is not obtained, any officer entitled to preside at, or act as secretary of, the Meeting has the power to adjourn the Meeting from time to time.

Principal Underwriter and Administrator

Morgan Stanley Distribution, Inc., whose principal address is 522 Fifth Avenue, New York, NY 10036, is the principal underwriter for the Fund. Morgan Stanley Investment Management Inc., whose principal address is 522 Fifth Avenue, New York, New York 10036, serves as the Fund’s administrator.

Submission of Shareholder Proposals

The Fund is not required and does not intend to hold regular shareholder meetings unless shareholder action is required in accordance with the 1940 Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a Shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund at the address shown at the beginning of the Proxy Statement, within a reasonable time before the Fund begins to print and mail its proxy materials for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS

The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

Shareholders who do not expect to be present at the meeting and who wish to have their shares voted are requested to date and sign the enclosed Proxy Card and return it in the enclosed envelope. No postage is required if mailed in the United States.

Mary E. Mullin

Secretary

Dated: January [          ], 2013

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue New York NY 10036 on January 23, 2012

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY INSTITUTIONAL FUND, INC. – MULTI-ASSET PORTFOLIO
PROXY

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 23, 2013

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley Institutional Fund, Inc. – Multi-Asset Portfolio (the “Portfolio”)

The undersigned hereby constitutes and appoints Stefanie V. Chang Yu, Mary E. Mullin and Arthur Lev, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Portfolio, held of record by the undersigned on December 26, 2012 at the Special Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on January 23, 2013 at 4:00 p.m., New York time, and at any adjournment or postponement thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	MST_23965_092812

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to Be Held on January 23, 2013

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/msi-[23965]

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

☐ To vote in accordance with the Board’s recommendation mark this box. No other vote is necessary.

		FOR	AGAINST	ABSTAIN
1.	To change the Portfolio from a diversified fund to a non-diversified fund.	☐	☐	☐

2.	To act upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

MST_23965_092812